Guinness Atkinson Smart Transportation & Technology ETF

Schedule of Investments

at March 31, 2026 (Unaudited)

Shares	Common Stocks: 96.8%	Value
	Other: 7.7%
3,648	Darling Ingredients Inc.*	$225,629
740	Quanta Services Inc.	406,275
		631,904
	Smart Transportation: 32.4%
2,484	Aptiv PLC*	172,489
22,500	BYD Co. Ltd.	303,591
1,764	Continental AG	121,535
1,273	Daimler Truck Holding AG	61,027
13,800	Denso Corp.	169,332
111,000	Geely Automobile Holdings Ltd.	296,145
8,118	Johnson Matthey PLC	203,825
3,168	Kia Corp.	305,573
3,054	Mercedes-Benz Group AG*	184,959
6,000	Mobileye Global Inc - A*	41,220
6,084	Sensata Technologies Holding	214,278
740	Tesla Inc.*	275,095
9,396	Volvo AB Class B	303,276
		2,652,345
	Technology: 5.0%
1,212	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	409,595

	Transportation Technology: 51.7%
1,098	Alphabet Inc. Class C	314,972
2,604	Amphenol Corp. Class A	329,015
1,026	Analog Devices Inc.	326,412
894	Aumovio SE *	34,538
10,386	Dana Inc.	349,489
886	Eaton Corp. PLC	316,896
4,044	Gentherm Inc.*	112,342
19,992	Hexagon AB Class B	190,185
5,874	Infineon Technologies AG - ADR	258,033
534	LG Chem Ltd.	106,066
1,900	NVIDIA Corp.	331,360
1,140	NXP Semiconductors NV	224,420
2,958	ON Semiconductor Corp.*	183,159
3,228	Power Integrations Inc.	165,274
12,700	Renesas Electronics Corp.*	172,158
632	Samsung SDI Co., Ltd.	171,293
1,050	Siemens AG	249,679
1,986	Skyworks Solutions Inc.	106,350
1,368	TE Connectivity Ltd.	285,939
		4,227,580

	Total Common Stocks (Cost $6,856,254)	7,921,424

Guinness Atkinson Smart Transportation & Technology ETF

Schedule of Investments

at March 31, 2026 (Unaudited)

Shares	Preferred Stocks: 1.7%	Value
	Preferred Stocks
	Smart Transportation: 1.7%
1,356	Volkswagen AG	$135,435
	Total Preferred Stocks (Cost $277,433)	135,435

	Total Investments (Cost $7,133,687): 98.5%	8,056,859
	Other Assets in Excess of Liabilities: 1.5%	127,612
	Total Net Assets - 100.0%	$8,184,471

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company